UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Westrasse 1	,	6340 Barr	,	Switzerland	CH 6340
(Address of principal executive offices)					(Zip Code)
 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	WFTIQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to the Restructuring Support Agreement

As previously announced, on May 10, 2019, Weatherford International plc, Weatherford International Ltd., and Weatherford International, LLC (collectively, the “Weatherford Parties” or the “Company”) entered into a Restructuring Support Agreement, which was amended on July 1, 2019 (as so amended, the “RSA”), with certain of the holders of the Company’s outstanding unsecured notes (the “Noteholders”). On August 23, 2019, the Weatherford Parties, certain of the Noteholders, and certain equityholders of the Company, who collectively hold 208,380,828 shares of the Company’s outstanding ordinary shares (the “Consenting Equityholders”) entered into a second amendment to the RSA (the “Second RSA Amendment”) which joins the Consenting Equityholders as parties to the RSA. In addition, the Second RSA Amendment: (a) provides for the payment by the Company of $250,000 to counsel to the Consenting Equityholders on account of fees and expenses incurred in connection with its representation of the Consenting Equityholders, and (b) amends the terms of the new warrants to be issued under the Company’s prepackaged chapter 11 plan of reorganization (the “Plan”) to the holders of the Company’s existing common stock to (i) extend the maturity date of such warrants from three years after the effective date of the Plan to four years after such date, and (ii) reduce the exercise price of such warrants.

The foregoing description of the Second RSA Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second RSA Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1	Second RSA Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: August 26, 2019
/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary